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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       MAY 12, 2000
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                          CREDENCE SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)

         DELAWARE               000-22366              94-2878499
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(State or other jurisdiction    (Commission          (IRS Employer
     of incorporation)          File Number)       Identification No.)

    215 FOURIER AVENUE, FREMONT, CALIFORNIA                94539
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   (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (510) 657-7400
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                                      NONE

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          (Former name or former address, if changed since last report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On May 12, 2000, Credence Systems Corporation ("Credence"), completed its acquisition of TMT, Inc., a California corporation ("TMT") pursuant to the terms of the previously reported Agreement and Plan of Reorganization dated as of March 27, 2000 (the "Merger Agreement"). The completion of this acquisition was the subject of a press release issued by Credence on May 11, 2000, a copy of which is attached hereto as exhibit 99.1. TMT focuses on the development and manufacture of test equipment for the high-volume RF/wireless semiconductor device market. Credence intends that the assets indirectly acquired through the acquisition of TMT will continue to be used in this business.

          The transaction was accomplished by merging Champagne Acquisition Corp., a wholly owned subsidiary of Credence, into TMT. TMT survived the merger and became a wholly-owned subsidiary of Credence. Credence intends to account for the transaction through purchase accounting and the merger will be treated as a taxable transaction to the shareholders of TMT.

          The aggregate consideration for the merger was $80 million, including the value of TMT employee stock options assumed by Credence as part of the transaction. The cash consideration payable to TMT shareholders was an aggregate of $69.98 million subject to a holdback and retention of $8 million by Credence (the "Holdback"). The Holdback is subject to reduction and recoupment by Credence on account of any claims arising against former TMT stockholders for breaches of representations, warranties or covenants under the Merger Agreement. The consideration was funded from general working capital cash reserves.

          The foregoing description of the transaction and Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as exhibit 2.01 and such exhibit is incorporated herein by reference. This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) and (b) Financial Statements of Business Acquired and Pro Forma Financial Information.

                    It is impracticable to provide any of the required financial statements or pro forma financial information at this time. Credence intends to file such financial statements and pro forma financial information as an amendment hereto on or about, but in no event later than 75 days after the date hereof.

         (b)  Exhibits.

          2.01 Agreement and Plan of Reorganization, dated as of March 27, 2000 among Credence Systems Corporation, TMT, Inc. and Champagne Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Credence Systems Corporation.

          99.1      Press Release dated May 11, 2000.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDENCE SYSTEMS CORPORATION
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                                        (Registrant)

Date:  May 11, 2000                     By  /s/ Dennis Wolf
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                                            Name:    Dennis Wolf
                                            Title:   Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT NO.                                 DESCRIPTION
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2.01      Agreement and Plan of Reorganization, dated as of March 27, 2000, among Credence, TMT and Champagne Acquisition Corp.

99.1      Press Release dated May 11, 2000